Securities Act File No.: 33-73140

                         PILGRIM VARIABLE PRODUCTS TRUST

                       Supplement dated December 21, 2001
                  to the Class S Prospectus dated May 1, 2001

On December 17, 2001, the Board of Trustees of Pilgrim Variable Products Trust approved the following measures on behalf of the Pilgrim VP Growth and Income Portfolio. The changes shall be effective March 1, 2002:

1. A change in the name of the Portfolio to "ING VP Large Company Value Portfolio."

2. A change in the Portfolio's investment strategy. The Board approved a change in the Portfolio's investment strategy to increase the Portfolio's focus on investing in value-oriented stocks. The change also emphasizes the Portfolio's investment in the stock of large companies (as defined in the Prospectus). The Board also authorized the Portfolio to utilize an investment technique the Portfolio previously did not use -- options on currencies.

The following disclosure will replace the disclosure under "Pilgrim VP Growth and Income Portfolio -- Investment Strategy" on page 14 of the Prospectus:

     The Portfolio will invest at least 80% of its total assets in common stock of large companies that the Adviser considers to be undervalued compared to the overall stock market. The Adviser considers large companies to consist of the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow, or earnings, or the 1000 largest U.S. companies, as measured by equity market capitalization. Within this universe of large, well-established companies, the Adviser will use a disciplined value approach to select investments that the Adviser considers to be undervalued compared to the overall stock market. The Adviser also analyzes candidates for investment for some catalyst or vector of change that may spark an increase in the share price.

     The Portfolio may invest the remaining 20% of its assets in other types of securities, including foreign securities and smaller companies. The equity securities in which the Portfolio may invest include common stock, convertible securities, rights, warrants, and exchange-traded index funds. To the degree that the Portfolio invests assets in non-U.S. securities, it may hedge the currency risk of these holdings with the use of forward contracts or options on currencies. Although the Portfolio normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities including bonds, notes, debentures, and short-term investments.
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     The following disclosure will be added under "Risks" on page 14 of the
Prospectus:

     RISKS OF USING DERIVATIVES - derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

     OTHER INVESTMENT COMPANIES - because the Portfolio may invest in other investment companies, you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE